                                                                 EXHIBIT 10.10.2

                             AMENDMENT NO. 1 TO THE
                               OPERATING AGREEMENT
                                       OF
                           OAK MOUNTAIN ENERGY, L.L.C.

            This Amendment No. 1 to the Operating Agreement of Oak Mountain Energy, L.L.C., is made as of the 9th day of April, 1997, by and among the undersigned who constitute all of the Members of Oak Mountain Energy, L.L.C., an Alabama limited liability company (the "Company").

                              W I T N E S S E T H:

            WHEREAS, the Members of the Company are parties to that certain Operating Agreement of the Company effective as of the 18th day of February, 1997 (the AOperating Agreement");

            WHEREAS, the Members of the Company believe it to be desirable and in the best interests of the Company to amend the Operating Agreement of the Company in order (i) to permit the Company to certificate the Membership Units of the Company, (ii) to replace Exhibit B of the Operating Agreement, (iii) to change the provisions regarding the rights of Substitute Members and (iv) to permit the Members to vote by proxy;

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Operating Agreement as follows:

            1. Definitions. Terms used herein but not otherwise defined shall have the same meaning as ascribed to them in the Operating Agreement.

            2. Exhibit B. The undersigned, constituting all of the Members of the Company, hereby agree that Exhibit B to the Operating Agreement, which sets forth the names and the addresses of the Members, Initial Delayed Capital Contributions to be made by the Members and the number of Membership Units to be issued to the Members in connection with the Initial Delayed Capital Contribution, shall be amended by and replaced with Exhibit B attached hereto.

            3. Certificates. The undersigned, constituting all of the Members of the Company, hereby agree that a new Section 4.21 shall be added to the Operating Agreement of the Company, which Section 4.21 shall read in its entirety as follows:

                  "Section 4.21-- Certificates for Membership Units. The Company shall issue to each Member a certificate in the form of the specimen certificate attached hereto as Exhibit D which shall evidence


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

      the Membership Units of the Company. The following provisions shall apply with respect to the certificates representing the Membership Units:

                  (A) All certificates shall be consecutively numbered. The name of the Person owning the Membership Units, and the date of issue, shall be entered upon the Company=s books. Each certificate shall be signed by at least one Manager of the Company. A record of such certificates shall be kept with the Company=s books and records.

                  (B) All certificates surrendered to the Company shall be canceled, and no new certificates shall be issued until the former certificates for an equal number of Membership Units shall have been surrendered and canceled except in cases of a lost or destroyed certificate. Any Person claiming a certificate to be lost or destroyed shall make an affidavit of that fact, and advertise the same as the Managers may require, whereupon the new certificate may be issued of the same tenor and for the same number of Membership Units as the one alleged to be lost or destroyed, but always subject to the approval of the Managers.

                  (C) Subject to the restrictions on transfer contained in this Operating Agreement, Membership Units of the Company shall be transferable by the holder thereof or by its duly authorized agent or attorney, upon surrender of the certificate properly endorsed or together with a properly signed power of transfer.

                  (D) Subject to the restrictions on transfer contained in this Operating Agreement, the Managers shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and regulation of the certificates for the Membership Units of the Company.

                  (E) The certificates representing the Membership Units of the Company shall bear the following legend:

            THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE, AND THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR ANY OTHER DISPOSITION OR ENCUMBRANCE THEREOF ARE SUBJECT TO THE TERMS, CONDITIONS, RESTRICTIONS AND LIMITATIONS CONTAINED IN THE OPERATING AGREEMENT OF THE COMPANY AMONG THE MEMBERS OF THE COMPANY EFFECTIVE AS OF FEBRUARY 18, 1997, AS THE SAME SHALL BE AMENDED FROM TIME TO TIME."

            4. Rights of Substitute Members. The undersigned, constituting all of the Members of the Company, hereby agree that Section 13.2 be, and it hereby is, amended and restated in its entirety as follows:

            "Section 13.2 Admission of Substitute Members. Except as provided in this Section 13.2, an Assignee of a Membership Unit shall be admitted as a Substitute Member and entitled to all the rights of the Member who assigned the Membership Units only with the written approval of Members holding at least Eighty Percent (80%) of the Membership Units. The Members may grant or withhold the approval of such admission in their sole and absolute discretion. If so admitted, the Substitute Member has all the rights and powers and is subject to all the restrictions and liabilities of the Member assigning the Membership Units. The admission of a Substitute Member, without more, shall not release the Member assigning the


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

      Membership Units from any liability to the Company that may have existed prior to the approval. Notwithstanding anything to the contrary in this Operating Agreement, any Assignee of a Membership Unit by or under any pledge thereof in favor of Mellon Bank, N.A., or its successors or assigns, (i) shall be admitted as a Substitute Member and entitled to all the rights of the Member who assigned the Membership Unit without any further action, approval or consent by any Member, Manager or other Person, and (ii) shall not, to the extent permitted under the Act, be subject to any of the known or unknown liabilities of the assigning Member (including any obligations to make a contribution to the Company)."

            5. Proxies. The undersigned, constituting all of the Members of the Company, hereby agree that Section 6.1 be, and it hereby is, amended and restated in its entirety as follows:

            "Section 6.1 Member Management Rights. Unless otherwise provided in this Operating Agreement or by nonwaivable provisions of the Act, all Members (other than Assignees) who have not Dissociated shall be entitled to vote on any matter submitted to a vote of the Members. Each Member shall be entitled to the number of votes equal to the number of Membership Units held by such Member, and may vote such Membership Units either in person or by written proxy. No proxy shall be valid after six (6) months from the date of its execution, unless otherwise provided in the proxy."

            6. No other Amendments. Except as otherwise amended, revised or changed in this Amendment to the Operating Agreement, the Operating Agreement shall remain in full force and effect and shall be binding on the parties in accordance with its terms.

            7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

            [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]


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

            IN WITNESS WHEREOF, all of the Members of the Company have caused this Amendment to the Operating Agreement to be executed as of the day and year first above written.

                                        THE MEMBERS:

                                              SHELBY ENERGY GROUP, L.L.C.


                                        /s/ John J. Faltis
                                        ---------------------------------
                                              John J. Faltis
                                              As Its Manager


                                        /s/ Bruce Sparks
                                        ---------------------------------
                                              Bruce Sparks
                                              As Its Manager


                                        /s/ Christopher J. Murphy
                                        ---------------------------------
                                              Christopher J. Murphy
                                              As Its Manager


                                        /s/ Bruce E. Grewcock
                                        ---------------------------------
                                              Bruce E. Grewcock
                                              As Its Manager


                                        /s/ Terry Charcandy
                                        ---------------------------------
                                              Terry Charcandy


                                        /s/ Rodney Camp
                                        ---------------------------------
                                              Rodney Camp

                                    EXHIBIT B
                 Name, Address and Initial Delayed Contribution

                                                                      Additional
                                      Member Initial Delayed          Membership
Members                               Contribution and Value            Units
-------                               ----------------------            -----

Shelby Energy Group, L.L.C.       $30,000,000,  consisting  of (i)     3,000,000
2708 Cranberry Square             the   assignment  of  the  Fifth
Morgantown, West Virginia 26505   Amended and Restated  Negotiable
                                  Promissory  Note dated  April 1,
                                  1997, of Oak Mountain Energy
                                  Corporation to Zither Mining
                                  Company, Inc. in the principal
                                  amount of $9,500,000, as the same
                                  may be hereafter increased from
                                  time to time (the "Note"), and
                                  (ii) an amount of cash equal to
                                  $30,000,000 less (A) the
                                  principal amount of the Note
                                  assigned to the Company under (i)
                                  above, (B) accrued but unpaid
                                  interest under the Note, and (C)
                                  all expenses incurred by Oak
                                  Mountain Group, Inc., Shelby
                                  Energy Group, Inc.,
                                  Anker-Alabama, L.L.C., their
                                  respective parent corporations
                                  and Affiliates in connection with
                                  the Asset Purchase Agreement
                                  executed contemporaneously
                                  herewith, up to a maximum of
                                  $439,000.

Rodney Camp                       Promissory  Note in the  form of       106,383
1051 Oak Mountain Drive           Exhibit C to the Operating
P.O. Box 1057                     Agreement in the principal
Pelham, Alabama 35214             amount of $1,063,830.

Terry Charcandy                   Promissory Note in the form of          21,276
1051 Oak Mountain Drive           Exhibit C to the Operating
P.O. Box 1057                     Agreement in the principal
Pelham, Alabama 35214             amount of $212,760.

                                                                 EXHIBIT 10.11.1

                               OPERATING AGREEMENT

                                       OF

                          SHELBY ENERGY GROUP, L.L.C.,
                      A DELAWARE LIMITED LIABILITY COMPANY

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                              FORMATION OF COMPANY

      Section 2.1   Organization...........................................  7
      Section 2.2   Registered Agent and Office............................  7
      Section 2.3   Principal Place of Business............................  7
      Section 2.4   Permitted Businesses...................................  7

                                   ARTICLE III
                         NAMES AND ADDRESSES OF MEMBERS

                                   ARTICLE IV
                          RIGHTS AND DUTIES OF MANAGERS

      Section 4.1   Management.............................................  7
      Section 4.2   Number, Tenure and Qualifications......................  8
      Section 4.3   Manager Voting.........................................  8
      Section 4.4   Certain Powers of Managers.............................  8
      Section 4.5   Limitation on Powers of Managers.......................  9
      Section 4.6   Liability for Certain Acts............................. 10
      Section 4.7   Committees of the Managers............................. 10
      Section 4.8   Intentionally omitted.................................. 10
      Section 4.9   Managers Have No Exclusive Duty to Company............. 10
      Section 4.10  Property............................................... 10
      Section 4.11  Bank Accounts.......................................... 10
      Section 4.12  Records, Audits and Reports to be Maintained........... 10
      Section 4.13  Access to Records...................................... 11
      Section 4.14  Reports to Members..................................... 11
      Section 4.15  Accounts............................................... 11
      Section 4.16  Records of Membership Units............................ 11
      Section 4.17  Resignation............................................ 11
      Section 4.18  Removal................................................ 11
      Section 4.19  Vacancies.............................................. 12

                                    ARTICLE V
                              MEETINGS OF MANAGERS

      Section 5.1   Meetings............................................... 12
      Section 5.2   Regularly Scheduled Meeting............................ 12
      Section 5.3   Meeting of All Managers................................ 12
      Section 5.4   Record Date............................................ 12
      Section 5.5   Action by Managers Without a Meeting................... 12
      Section 5.6   Waiver of Notice....................................... 12

                                   ARTICLE VI
                        RIGHTS AND OBLIGATIONS OF MEMBERS

      Section 6.1   Member Management Rights............................... 12


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

      Section 6.2   Liability of Members to Third Parties.................. 13
      Section 6.3   Approval of Sale of All of the Company's Property...... 13
      Section 6.4   Approval of Merger or Consolidation.................... 13
      Section 6.5   Right of Withdrawal.................................... 13
      Section 6.6   Conflicts of Interest.................................. 13

                                   ARTICLE VII
                               MEETINGS OF MEMBERS

      Section 7.1   Meetings............................................... 13
      Section 7.2   Manner of Acting....................................... 13
      Section 7.3   Action by Members Without a Meeting.................... 14
      Section 7.4   Waiver of Notice....................................... 14

                                  ARTICLE VIII
                                 INDEMNIFICATION

      Section 8.1   Indemnification of Members, Managers, Etc.............. 14
      Section 8.2   Determination of Meeting Applicable Standard........... 14
      Section 8.3   Payment of Expenses in Advance of Disposition of Action 14
      Section 8.4   Non-Exclusivity of Article............................. 15
      Section 8.5   Insurance.............................................. 15

                                   ARTICLE IX
                       CONTRIBUTIONS AND CAPITAL ACCOUNTS

      Section 9.1   Initial Capital Contributions.......................... 15
      Section 9.2   Additional Capital Contributions....................... 15
      Section 9.3   Maintenance of Capital Accounts........................ 16
      Section 9.4   Sale or Exchange of Interest........................... 16
      Section 9.5   Compliance withss.704(b) of the Code................... 16

                                    ARTICLE X
                          ALLOCATIONS AND DISTRIBUTIONS

      Section 10.3  Company Minimum Gain Chargeback........................ 17
      Section 10.5  Member Nonrecourse Deductions.......................... 18
      Section 10.6  Member Minimum Gain Chargeback......................... 18
      Section 10.7  Qualified Income Offset................................ 18
      Section 10.9  Tax Allocations: ss. 704(c) of the Code.................. 18
      Section 10.10 Interim Distributions.................................. 19
      Section 10.11 Limitations on Distributions........................... 19

                                   ARTICLE XI
                               CERTAIN TAX MATTERS

      Section 11.1  Elections.............................................. 19
      Section 11.2  Taxes of Taxing Jurisdictions.......................... 19
      Section 11.3  Tax Matters Partner.................................... 19
      Section 11.4  Method of Accounting................................... 20

                                   ARTICLE XII
                         DISPOSITION OF MEMBERSHIP UNITS

      Section 12.1  Limitations............................................ 20


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

      Section 12.2  Consent, Etc........................................... 20
      Section 12.3  Permitted Sales by the Member.......................... 20
      Section 12.4  Transfer Upon Dissociation of a Member................. 21
      Section 12.5  Purchase Price......................................... 21
      Section 12.6  Certain Additional Permitted Transfers of
                    Membership Units by Members ........................... 22
      Section 12.7  Certain Limitations on Transfers of Capital Stock...... 23

                                  ARTICLE XIII
                  ADMISSION OF ASSIGNEES AND ADDITIONAL MEMBERS

      Section 13.1  Rights of Assignees.................................... 23
      Section 13.2  Admission of Substitute Members........................ 23
      Section 13.3  Admission of Additional Members........................ 23

                                   ARTICLE XIV
                    DISSOCIATION, DISSOLUTION AND WINDING UP

      Section 14.1  Dissociation........................................... 24
      Section 14.2  Rights of Dissociating Member.......................... 24
      Section 14.3  Dissolution............................................ 24
      Section 14.4  Distribution of Assets on Dissolution.................. 25
      Section 14.5  Winding Up and Certificate of Cancellation............. 25
      Section 14.6  Effect of Dissolution.................................. 25

                                   ARTICLE XV
                                    AMENDMENT

      Section 15.1  Operating Agreement May Be Modified.................... 25
      Section 15.2  Amendment or Modification of Operating Agreement....... 25

                                   ARTICLE XVI
                            MISCELLANEOUS PROVISIONS

      Section 16.1  Entire Agreement....................................... 26
      Section 16.2  Rights of Creditors and Third Parties.................. 26
      Section 16.3  Changes in Applicable Law.............................. 26
      Section 16.4  Interpretation......................................... 26
      Section 16.5  Governing Law.......................................... 26
      Section 16.6  Execution of Additional Instruments.................... 26
      Section 16.7  Construction of Terms.................................. 26
      Section 16.8  Captions............................................... 26
      Section 16.9  Waivers................................................ 27
      Section 16.10 Rights and Remedies Cumulative......................... 27
      Section 16.11 Heirs, Successors and Assigns.......................... 27
      Section 16.12 Counterparts........................................... 27
      Section 16.13 Certain Disputes Between Kiewit Alabama and
                    Simba Group ........................................... 27

                               Operating Agreement

                                       Of

                          Shelby Energy Group, L.L.C.,
                      A Delaware Limited Liability Company

      This Operating Agreement of Shelby Energy Group, L.L.C., a limited liability company organized pursuant to the Delaware Limited Liability Company Act, shall be effective as of the Effective Date (as defined herein), by and among the Persons executing this Operating Agreement as Members.

                                    ARTICLE I
                                   DEFINITIONS

      The following terms used in this Operating Agreement shall have the following meanings unless otherwise expressly provided herein:

      Section 1.1 "Act" shall mean the Delaware Limited Liability Company Act, as amended from time to time, and any successor thereto.

      Section 1.2 "Additional Capital Contribution" shall mean any Capital Contribution other than an Initial Capital Contribution and the Initial Delayed Capital Contribution that a Member is obligated to make in accordance with
Section 9.2.

      Section 1.3 "Additional Member" shall mean a Member, other than an Initial Member or a Substitute Member, who has acquired a Membership Unit of the Company and has become a Member in accordance with Section 13.3.

      Section 1.4 "Adjusted Deficit" shall mean with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

            (a) Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulation ss.ss. 1.704-2(g)(1) and 1.704-2(i)(5); and

            (b) Debit to such Capital Account the items described in ss.ss. 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

The foregoing definition of Adjusted Deficit is intended to comply with the provisions of ss. 1.704-1(b)(2)(ii)(d) of the Regulations and shall be so construed.

      Section 1.5 "Affiliate" shall mean, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by, or under common control with such Person, (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (iii) any member, manager, officer, director or general partner of such Person, or (iv) any Person who is a member, manager, officer, director, general partner, trustee, or a holder of ten percent (10%) or more of the voting interests of any Person described in clauses (i) through (iii) of this sentence. For purposes of this definition, the term "controls," "is controlled by" or "is under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

      Section 1.6 "Appraiser" means an unaffiliated and unrelated business consultant or independent Investment Banker who is familiar with the type of business in which the Company is involved and would qualify as an "expert" for business appraisals in a court of law.

      Section 1.7 "Assignee" shall mean a transferee of an Economic Interest who has not been admitted as a Substitute Member. Such transferee of a Membership Unit shall be entitled to merely an Economic Interest in the Company until and unless such Assignee is admitted as a Substitute Member in accordance with this Operating Agreement.

      Section 1.8 "Capital Account" shall mean the account maintained with respect to a Member or Assignee determined in accordance with Article IX.

      Section 1.9 "Capital Contribution" shall mean the amount of money and the Gross Asset Value of Property (other than money) contributed to the Company by or on behalf of a Member or Assignee.

      Section 1.10 "Certificate" shall mean the Certificate of Formation of the Company, as amended from time to time.

      Section 1.11 "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

      Section 1.12 "Company" shall mean Shelby Energy Group, L.L.C., a Delaware limited liability company, and any successor limited liability company.

      Section 1.13 "Company Minimum Gain" shall mean an amount determined by first computing for each Company Nonrecourse Liability any gain the Company would realize if it disposed of the Company Property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. The amount of Company Minimum Gain includes such minimum gain arising from a conversion, refinancing, or other change to a debt instrument, only to the extent a Member is allocated a share of that minimum gain. For any Fiscal Year, the net increase or decrease in Company Minimum Gain is determined by comparing the Company Minimum Gain on the last day of the immediately preceding Fiscal Year with the Minimum Gain on the last day of the current Fiscal Year. Notwithstanding any provision to the contrary contained herein, Company Minimum Gain, and increases and decreases in Company Minimum Gain, are intended to be computed in accordance with ss. 704 of the Code and the Regulations issued thereunder, as the same may be issued and interpreted from time to time.

      Section 1.14 "Company Nonrecourse Liability" shall mean any debt or obligation of the Company to the extent that no Member or Related Person bears the economic risk of loss (as defined in ss. 1.752-2 of the Regulations) with respect to the liability.

      Section 1.15 "Company Property" shall mean any Property owned by the Company.

      Section 1.16 "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managers.

      Section 1.17 "Disposition" ("Dispose") shall mean any sale, assignment, transfer, exchange, mortgage, pledge, grant, hypothecation, or other transfer, absolute or as security or encumbrance (including dispositions by operation of law) of an Economic Interest or Membership Unit in the Company.

      Section 1.18 "Dissociation (Dissociate)" shall mean any action or event which causes a Person to cease to be Member of the Company as described in
Article XIV hereof.

      Section 1.19 "Dissociation Event" shall mean an event, the occurrence of which will result in the dissolution of the Company under Article XIV unless the Members agree to the contrary.

      Section 1.20 "Distribution" shall mean a transfer of Property made by the Company to a Member or an Assignee on account of such Member's or Assignee's Economic Interest or Membership Unit as described in Article X.

      Section 1.21 "Economic Interest" shall mean a Member's or Assignee's share of the Company's Net Profits, Net Losses, and Distributions of the Company's Property pursuant to this Operating Agreement and the Act, but shall not include any right to participate in the operation, management or affairs of the Company, including the right to vote on, consent to, or otherwise participate in any decision of the Members.

      Section 1.22 "Effective Date" shall mean February 18, 1997.

      Section 1.23 "Fiscal Year" shall mean (i) the period commencing on the Effective Date of this Agreement and ending on December 31, 1997, (ii) any subsequent twelve (12) month period commencing on January 1 and ending on December 31, and (iii) any portion of the period described in clause (ii) for which the Company is required to allocate Profits, Losses and other items of Company income, gain, loss or deduction pursuant to Article X hereof.

      Section 1.24 "Gross Asset Value" shall mean, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

            (a) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Managers, provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Sections 9.1 and 9.2 hereof shall be as set forth and determined in such sections;

            (b) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Managers, as of the following times: (i) the acquisition of an additional Membership Interest or Membership Unit by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of Property as consideration for a Membership Interest or Membership Unit; and (iii) the liquidation of the Company within the meaning of Regulations ss. 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses
(i) and (ii) above shall be made only if the Managers reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

            (c) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the Managers; and

            (d) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code ss. 734(b) or Code ss. 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation ss. 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.24(d) to the extent the Managers determine that an adjustment pursuant to Section 1.24(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.24(d). If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.24(a),
Section 1.24(b), or Section 1.24(d) hereof, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profits and Net Losses.

      Section 1.25 "Initial Capital Contribution" shall mean the Capital Contribution agreed to be made by the Members as described in Section 9.1 and set forth on Exhibit A attached hereto.

      Section 1.26 "Initial Delayed Contribution" shall mean the Initial Delayed Contribution agreed to be made by the Initial Members as described in Section
9.1 and set forth on Exhibit B attached hereto.

      Section 1.27 "Initial Members" shall mean those persons identified on Exhibit A attached hereto who have executed this Operating Agreement as of the Effective Date.

      Section 1.28 "Kiewit Alabama" shall mean Kiewit Alabama Mining Company, a Delaware corporation.

      Section 1.29 "Majority" with respect to Members, shall mean those Members owning more than Fifty Percent (50%) of the Membership Units in the Company; similarly, any reference in this Agreement to any other specified percentage of the Members shall refer to those Members holding, in the aggregate, the specified percentage of Membership Units in the Company and, for this purpose, Assignees, transferees and other holders of Economic Interests who have not been admitted as Members pursuant to Section 13.2 hereof shall be deemed to hold zero Membership Units.

      Section 1.30 "Managers" shall mean the Persons designated by the Members to manage the affairs of the Company under Article IV hereof.

      Section 1.31 "Member" shall mean an Initial Member, Substitute Member or Additional Member of the Company who has not ceased to be a Member.

      Section 1.32 "Member Minimum Gain" shall mean an amount determined in accordance with Regulations ss. 1.704-2(i) by first computing for each Member Nonrecourse Liability any gain the Company would realize if it disposed of the Company Property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. The amount of Member Minimum Gain includes such minimum gain arising from a conversion, refinancing, or other change to a debt instrument, only to the extent a Member is allocated a share of that minimum gain. For any Fiscal Year, the net increase or decrease in Member Minimum Gain is determined by comparing the Member Minimum Gain on the last day of the immediately preceding Fiscal Year with the Member Minimum Gain on the last day of the current Fiscal Year. Notwithstanding any provision to the contrary contained herein, Member Minimum Gain and increases and decreases in Member Minimum Gain are intended to be computed in accordance with ss. 704 of the Code and the Regulations issued thereunder, as the same may be issued and interpreted from time to time.

      Section 1.33 "Member Nonrecourse Deductions" shall mean the net increase during the Fiscal Year, if any, in Member Minimum Gain, reduced (but not below zero) by any distribution of proceeds that are attributable to a Member Nonrecourse Liability and allocable to an increase in such Member Minimum Gain under ss. 1.704-2(i) of the Regulations.

      Section 1.34 "Member Nonrecourse Liability" shall mean any debt or obligation of the Company to the extent the liability is nonrecourse under state law, and on which a Member or Related Person bears the economic risk of loss under ss. 1.752-2 of the Regulations because, for example, the Member or Related Person is the creditor or a guarantor.

      Section 1.35 "Membership Interest" shall mean a Member's entire interest in the Company including such Member's Economic Interest and the right of the Member to participate in the management and operation of the business and affairs of the Company, including, but not limited to, the right to vote on, consent to, or otherwise participate in any decision, vote or action of or by the Members granted pursuant to this Operating Agreement and the Act. In the case of an Assignee, the term "Membership Interest" shall mean only the Assignee's Economic Interest in the Company. A Member's Membership Interest shall be equal to the number of Membership Units held by such Member, divided by the total number of Membership Units outstanding.

      Section 1.36 "Membership Unit" shall mean the numerical measure of the size of a Membership Interest in the Company. In the case of an Assignee, the term "Membership Unit" shall encompass only the Assignee's Economic Interest in the Company with respect to such Membership Unit.

      Section 1.37 "Net Profits" and "Net Losses" means, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code ss. 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code ss. 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

            (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section 1.37 shall be added to such taxable income or loss;

            (b) Any expenditures of the Company described in Code ss. 705(a)(2)(B) or treated as Code ss. 705(a)(2)(B) expenditures pursuant to Regulations ss. 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section 1.37, shall be subtracted from such taxable income or loss;

            (c) In the event the Gross Asset Value of any Company asset is adjusted pursuant to Section 1.24(b) or Section 1.24(c) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses;

            (d) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value;

            (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with Section 1.16 hereof;

            (f) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code ss. 734(b) or Code ss. 743(b) is required pursuant to Regulations ss.ss. 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Membership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profits or Net Losses; and

            (g) Notwithstanding any other provision of this Section 1.37, any items which are specially allocated pursuant to Sections 10.3 through 10.9 hereof shall not be taken into account in computing Net Profits or Net Losses.

The amounts of the items of Company income, gain, loss, or deduction available to be specially allocated pursuant to Sections 10.3 through 10.9 hereof shall be determined by applying rules analogous to those set forth in Sections 1.37(a) through 1.37(f) above.

      Section 1.38 "Notice" shall be in writing. Notice shall be considered given (a) on the date when delivered personally, (b) when transmitted by telecopy (receipt confirmed), provided that a copy is mailed at the end of the following business day by first class mail, postage prepaid, (c) on the third day after mailing by first class mail postage prepaid addressed to the Managers in care of the Company at the address of the Company's

Principal Place of Business, or (d) on the next business day following deposit within a nationally recognized overnight delivery service for next day delivery, at that Member's address as reflected in the Operating Agreement unless the Member has given the Company a Notice of a different address.

      Section 1.39 "Offsettable Decrease" shall mean any allocation that unexpectedly causes or increases an Adjusted Deficit in a Member's or Assignee's Capital Account as of the end of the Fiscal Year to which the allocation relates attributable to depletion allowances under ss. 1.704(b)(2)(iv)(k) of the Regulations, allocations of loss and deductions under ss.ss. 704(e)(2) or 706 of the Code or ss. 1.751-1 of the Regulations, or distributions that, as of the end of the Fiscal Year, are reasonably expected to be made to the extent they exceed the offsetting increases to such Member's or Assignee's Capital Account that reasonably are expected to occur during or (prior to) the Fiscal Years in which such distributions are expected to be made (other than increases pursuant to a minimum gain chargeback pursuant to sections 10.3 and 10.6 hereof).

      Section 1.40 "Operating Agreement" shall mean this Operating Agreement including all amendments hereto adopted in accordance with Section 15.2 and the Act.

      Section 1.41 "Organization" shall mean any entity permitted to be a Member of a limited liability company under the Act. The term "Organization" includes, without limitation, corporations (both non-profit and other corporations), partnerships (both limited and general), joint ventures, limited liability companies, and unincorporated associations, but does not include joint tenancies and tenancies by the entirety.

      Section 1.42 "Person" shall include an individual, trust, estate, or any Organization.

      Section 1.43 "Principal Place of Business" shall mean the principal office of the Company designated in Section 2.3, or any other place or places as the Managers may from time to time deem advisable.

      Section 1.44 "Property" shall mean any property real, personal or mixed, tangible or intangible, including money and any legal or equitable interest in such property, but excluding services and promises to perform services in the future.

      Section 1.45 "Regulations" shall mean the permanent, temporary, proposed, or proposed and temporary regulations issued by the of Department of the Treasury that are promulgated under the Code as amended.

      Section 1.46 "Related Person" shall mean a Person having a relationship to a Member that is described in ss. 1.752-4(b) of the Regulations.

      Section 1.47 "Secretary of State" shall mean the Delaware Secretary of State.

      Section 1.48 "Simba Group" shall mean Simba Group, Inc., a Delaware corporation.

      Section 1.49 "Substitute Member" shall mean an Assignee who has been admitted as a Member of the Company in accordance with Section 13.2. Upon becoming a Member of the Company, such Assignee shall have all the rights of a Member as are described more fully in Section 13.2 hereof.

      Section 1.50 "Taxing Jurisdiction" shall mean the taxing jurisdiction of the Federal Government and of any state, local, or foreign government that collects tax, interest or penalties, however designated, on any Member's share of the income or gain attributable to the Company.

                                   ARTICLE II
                              FORMATION OF COMPANY

      Section 2.1 Organization. On February 18, 1997, the initial Members organized the Company pursuant to the provisions of the Act by executing and filing the Certificate with the Secretary of State.

      Section 2.2 Registered Agent and Office. The registered agent for the service of process and the registered office shall be that person and location reflected in the Certificate. The Managers may, from time to time, change the registered agent or office through appropriate filings with the Secretary of State. In the event the registered agent ceases to act as such for any reason or the location of the registered office shall change, the Managers shall promptly designate a replacement registered agent or file a notice of change of address as the case may be.

      Section 2.3 Principal Place of Business. The Principal Place of Business of the Company is located at 2708 Cranberry Square, Morgantown, West Virginia 26505. The Company may locate its principal places of business at any other place or places as the Managers may from time to time deem advisable.

      Section 2.4 Permitted Businesses. The business of the Company shall be:

            (a) To perform any and all business for which a limited liability company may be organized under the Act, including, without limitation, the formation of Oak Mountain Energy L.L.C., a separate limited liability company, whose purpose shall include, without limitation, the mining, processing, marketing and selling of coal and related products in and throughout the State of Alabama.

            (b) To accomplish any lawful business whatsoever or which shall at any time appear conducive to or expedient for the protection or benefit of the Company and its Property.

            (c) To exercise all other powers necessary to or reasonably connected with the Company's business which may be legally exercised by limited liability companies under the Act or under the laws of any jurisdiction in which the Company may conduct its business.

            (d) To engage in all activities necessary, customary, convenient, or incident to any of the foregoing.

                                   ARTICLE III
                         NAMES AND ADDRESSES OF MEMBERS

      The name and address of each Member and Assignee, and the Membership Units of each such Member shall be listed on Exhibit A attached hereto. The Managers shall update Exhibit A from time to time as necessary to accurately reflect the information therein. Any amendment or revision to Exhibit A made in accordance with this Agreement shall not be deemed an amendment to this Agreement for purposes of requiring Member approval. Any reference in this Agreement to Exhibit A shall be deemed to be a reference to Exhibit A as may be in effect from time to time.

                                   ARTICLE IV
                          RIGHTS AND DUTIES OF MANAGERS

      Section 4.1 Management. The management of the business and affairs of the Company shall be vested in its Managers. Except for situations in which the approval of the Members is expressly required by this Operating Agreement, or by nonwaivable provisions of applicable law, the Managers shall have full and complete authority, power and discretion to manage and control the business, affairs and Properties of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business.

      Section 4.2 Number, Tenure and Qualifications. The Company shall have four
(4) Managers. Simba Group shall be entitled to designate two (2) Managers and Kiewit Alabama shall be entitled to designate two (2) Managers. No other Member shall be entitled to elect, designate, appoint or otherwise participate in an election, designation or approval of any Managers. Each Manager shall hold office until such Manager's successor shall have been elected or designated and qualified, or until the Member responsible for designating such Manager shall have Dissociated from the Company, whichever occurs first. A Manager need not be a resident of the State of Delaware or a Member of the Company. The names and addresses of the Managers of the Company appointed or designated by each Member, as of the date of execution of this Agreement, are as follows:

                     NAME                 ADDRESS

      Managers appointed by Simba Group (the "Simba Group Managers")

            John J. Faltis          2708 Cranberry Square
                                    Morgantown, West Virginia 26505

            Bruce Sparks            2708 Cranberry Square
                                    Morgantown, West Virginia 26505

      Managers appointed by Kiewit Alabama (the "Kiewit Alabama Managers")

            Christopher J. Murphy   1000 Kiewit Plaza
                                    Omaha, Nebraska 68131

            Bruce E. Grewcock       1000 Kiewit Plaza
                                    Omaha, Nebraska 68131

      Section 4.3 Manager Voting. With respect to all matters requiring the vote of, action by, approval of or consent by "the Managers," the approval, consent, vote or action by all of the Managers shall be required to take such action, unless such other number of Managers is expressly required pursuant to this Operating Agreement or nonwaivable provisions of the Act.

      Section 4.4 Certain Powers of Managers. Except as otherwise required pursuant to this Operating Agreement or by nonwaivable provisions of the Act, including, without limitation, the provisions of Section 4.5 hereof, the Managers shall have the power and authority, on behalf of the Company:

            (a) To acquire Property from any Person and to hold and own Property in the name of the Company;

            (b) To invest any Company funds temporarily (by way of example but not limitation) in time deposits, short-term governmental obligations, commercial paper or other investments;

            (c) To dispose of the Company's Property in the ordinary course of the Company's business;

            (d) To borrow money for the Company from banks, other lending institutions, Managers, Members, or any Affiliate of the Managers or Members on such terms as the Managers deem appropriate, and in connection therewith, to hypothecate, encumber and grant security interests in the Property of the Company to secure repayment of the borrowed sums. No debt shall be contracted or liability incurred by or on behalf of the Company except as authorized by the Managers, or to the extent permitted under the Act, by agents or employees of the Company expressly authorized to contract such debt or incur such liability by the Managers;

            (e) To execute on behalf of the Company all instruments and documents, including, without limitation, checks, drafts, notes and other negotiable instruments, mortgages or deeds of trust, security agreements, financing statements, documents providing for the acquisition, mortgage or disposition of the

Company's Property, assignments, bills of sale, leases, partnership agreements, operating agreements of other limited liability companies, and any other instruments or documents necessary to the business of the Company;

            (f) To purchase liability and other insurance to protect the Company's Property and business;

            (g) To employ accountants, legal counsel, managing agents or other experts to perform services for the Company and to compensate them from Company funds;

            (h) To enter into any and all other agreements on behalf of the Company with any other Person for any purpose;

            (i) To exercise the Company's rights in connection with any investment in any Organization, including, without limitation, to exercise any voting rights arising from such an investment; and

            (j) To do and perform any and all other acts as may be necessary or appropriate to the conduct of the Company's business.

            Unless authorized to do so by this Operating Agreement or by the Managers of the Company, no attorney-in-fact, employee or other agent of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable pecuniarily for any purpose. No Member or Manager shall have any power or authority to bind the Company unless the Member or Manager has been authorized by the Managers to act as an agent of the Company in accordance with the previous sentence.

      Section 4.5 Limitation on Powers of Managers. Notwithstanding anything to the contrary in this Article IV or elsewhere in the Operating Agreement or the Certificate, the Managers shall not have the power or authority to do any of the following without the consent of the requisite number of Members or those Members holding the requisite Membership Units in the Company:

            (a) amend the Operating Agreement except in accordance with Article III or Section 15.2 of this Operating Agreement;

            (b) admit Assignees as Substitute Members except in accordance with
Section 13.2 of this Operating Agreement;

            (c) admit Additional Members except in accordance with Section 13.3 of this Operating Agreement;

            (d) continue the Company after a Dissociation Event except in accordance with Section 14.3 of this Operating Agreement;

            (e) Dispose of all or substantially all of the Company Property except in accordance with Section 6.3 of this Operating Agreement;

            (f) merge or consolidate the Company with or into one or more limited liability companies or other entities except in accordance with Section
6.4 of this Operating Agreement;

            (g) waive the requirement of the Members to make an Additional Capital Contribution or Initial Delayed Capital Contribution except in accordance with Sections 9.1 and 9.2 of this Operating Agreement;

            (h) require the Members to make Additional Capital Contributions, except in accordance with Section 9.2 of this Operating Agreement; or

            (i) take any other action which requires the vote, approval or consent of the Members under this Operating Agreement.

      Section 4.6 Liability for Certain Acts. Each Manager shall perform his duties as Manager in good faith, in a manner he reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Manager who so performs the duties of Manager shall not have any liability by reason of being or having been a Member of the Company. The Managers do not, in any way, guarantee the return of the Members' Capital Contributions or a profit for the Members from the operations of the Company. The Managers shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful misconduct or a wrongful taking by the Manager.

      Section 4.7 Committees of the Managers. The Managers may create one or more committees. Any such committee shall consist of at least one (1) Simba Group Manager and one (1) Kiewit Alabama Manager. Any such committee, to the extent specified by the Managers, may exercise the authority of the Managers in supervising the management of the business affairs of the Company, except that a committee may not (i) authorize distributions, except in accordance with a formula or method described by the Managers; (ii) approve or propose to Members actions required by law to be approved by the Members; (iii) fill vacancies of the Managers or any of its committees; (iv) amend the Certificate or the Operating Agreement or propose amendments to the Certificate or the Operating Agreement; (v) authorize any Additional Capital Contributions; (vi) take any other actions which require the approval of the Members under the Certificate, the Operating Agreement or the Act; or (vii) authorize the expenditure, or undertaking of an obligation, in excess of $50,000.00.

      Section 4.8 Intentionally omitted.

      Section 4.9 Managers Have No Exclusive Duty to Company. No Manager shall be required to manage the Company as such Manager's sole and exclusive function, and any Manager may have other business interests and may engage in other activities in addition to those relating to the Company. Neither the Company nor any Member shall have any right, by virtue of this Operating Agreement, to share or participate in such other investments or activities of a Manager or to the income or proceeds derived therefrom. A Manager shall incur no liability to the Company or to any of the Members as a result of engaging in any other business or venture.

      Section 4.10 Property. Any and all Company Property shall be held in the name of the Company.

      Section 4.11 Bank Accounts. The Managers may from time to time open bank accounts in the name of the Company.

      Section 4.12 Records, Audits and Reports to be Maintained. At the expense of the Company, the Managers or the appropriate officer of the Company shall maintain the records and accounts of all operations and expenditures of the Company. The Company shall maintain the following records at the Principal Place of Business:

            (a) A current list of the full name and last known business or residence address of each Member;

            (b) A copy of the Certificate and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any documents have been executed;

            (c) Copies of the Company's Federal, foreign, state and local income tax returns and reports, if any;

            (d) A copy of the Operating Agreement including all amendments thereto;

            (e) Copies of any financial statements of the Company for the three
(3) most recent years; and

            (f) Any other records and accounts as the Members shall require the Company to maintain.

      Section 4.13 Access to Records. The records required to be maintained by the Company in this Article IV, and any other books and records of the Company, wherever situated, are subject to inspection and copying at the reasonable request of, and at the expense of, any Member or the Member's agent or attorney during regular business hours of the Company.

      Section 4.14 Reports to Members. The Managers shall provide reports at least annually to the Members, other than Assignees, at such time and in such manner as the Managers may determine reasonable. The Managers shall also provide all Members with those information returns required by the Code and the laws of all applicable local and foreign governments.

      Section 4.15 Accounts. The Managers shall maintain a record of Capital Account for each Member and Assignee in accordance with Article IX.

      Section 4.16 Records of Membership Units. The Managers shall maintain a record of the Membership Units held by each Member, as such Membership Units shall be increased or decreased from time to time in accordance with this Operating Agreement.

      Section 4.17 Resignation. Any Manager of the Company may resign at any time by giving prior written notice to the Members of the Company. The resignation of any Manager shall take effect upon the receipt of the notice or at such later time as shall be specified in the notice, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute the Dissociation of such Manager as a Member.

      Section 4.18 Removal. Any Manager may be removed, with or without cause, by the Member who designated or appointed such person as Manager (i.e., either Simba Group or Kiewit Alabama) in accordance with Section 4.2, and such Member shall promptly provide Notice to the Company of such removal. The removal of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a Dissociation of such Manager as a Member. In the event of the Dissociation of a Member, all of the Managers appointed by such Dissociated Member shall be immediately and automatically removed as a Manager of the Company, without any further action on the part of the Members or Managers of the Company.

      Section 4.19 Vacancies. Any vacancy occurring for any reason among the Managers of the Company may be filled by the Member (i.e., either Simba Group or Kiewit Alabama) entitled to designate the Manager in accordance with Section 4.2.

                                    ARTICLE V
                              MEETINGS OF MANAGERS

      Section 5.1 Meetings. Meetings of the Managers, for any purpose or purposes, unless otherwise prescribed by statute, may be called by any Manager or any Member. Except as provided in Section 5.2, 5.3, 5.5 or 5.6 of this
Article V, Notice of the place, day and hour of a meeting of the Managers and the purpose or purposes for which the meeting is called shall be given not less than seven (7) nor more than thirty (30) days before the date of the meeting by or at the direction of the Manager or Member calling the meeting to each Manager entitled to vote or act at such meeting. The Managers may designate any place, either within or outside the State of Delaware, as the place of meeting for any meeting of the Managers. If no designation is made, or if a special meeting is called, the place of meeting shall be the Principal Office of Business of the Company.

      Section 5.2 Regularly Scheduled Meeting. The Managers shall meet on at least a quarterly basis.

      Section 5.3 Meeting of All Managers. If all of the Managers shall meet at any time and place, either within or outside of the State of Delaware, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or Notice and at such meeting any lawful action may be taken.

      Section 5.4 Record Date. For purposes of (i) determining those Managers entitled to Notice of or to vote at any meeting of Managers, or any adjournment thereof, or (ii) in order to make a determination of Managers for any other purpose, the date on which Notice of the meeting is mailed shall be the record date for such determinations with respect to the Managers. When a determination of those Managers entitled to vote at any meeting of the Managers has been made as provided in this Section 5.4, such determination shall apply to any adjournment thereof.

      Section 5.5 Action by Managers Without a Meeting. Action required or permitted to be taken at a meeting of Managers may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by the requisite number of Managers required to approve such action and delivered to the Company for inclusion in the minutes or for filing with the Company records. Action taken under this section is effective when the requisite number of Managers have signed the consent, unless the consent specifies a different effective date. The record date for determining Managers entitled to take action without a meeting shall be the date the first Manager signs a written consent. If an action by Managers is taken without a meeting under this Section 5.5, Notice to the Managers shall be considered waived, provided however, that if action is taken hereunder by less than all of the Managers, Notice of such action shall be provided to the nonparticipating Managers. Failure to provide the Notice described in the preceding sentence shall not invalidate or otherwise affect the validity of any action properly taken by the requisite number of Managers.

      Section 5.6 Waiver of Notice. When any Notice is required to be given to any Manager, a waiver thereof in writing signed by the person entitled to such Notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such Notice.

                                   ARTICLE VI
                        RIGHTS AND OBLIGATIONS OF MEMBERS

      Section 6.1 Member Management Rights. Unless otherwise provided in this Operating Agreement or by nonwaivable provisions of the Act, all Members (other than Assignees) who have not Dissociated shall be entitled to vote on any matter submitted to a vote of the Members, other than with regard to the appointment, designation, election or removal of the Managers in accordance with Article V. Each Member shall be entitled to the number of votes equal to the number of Membership Units held by such Member.

      Section 6.2 Liability of Members to Third Parties. Unless otherwise provided by the Act, no Member shall be liable under any judgment, decree, or order of a court, or in any other manner, for any debt, obligation or liability of the Company, whether arising in contract, tort or otherwise, or for the acts or omissions of any Member, Manager, officer, agent or employee of the Company.

      Section 6.3 Approval of Sale of All of the Company's Property. The affirmative vote or action of a Member or Members holding at least a Majority of the Membership Units of the Company shall be required to approve the sale, exchange or other disposition of all, or substantially all, of the Company's Property.

      Section 6.4 Approval of Merger or Consolidation. The affirmative vote or action of a Member or Members holding at least a Majority of the Membership Units of the Company shall be required to approve the merger or consolidation of the Company with or into one or more limited liability companies or other entities formed or organized under the laws of the State of Delaware, any other state, the United States or any foreign jurisdiction, with the Company or the other business entity being the surviving entity.

      Section 6.5 Right of Withdrawal. Except as otherwise provided herein, no Member shall have the right to withdraw as a Member of the Company or otherwise seek the partition of the Company's Property, without the prior written consent of the other Members.

      Section 6.6 Conflicts of Interest:

            (a) Except as provided in a separate written agreement between a Member and the Company or any other Member, any Member shall be entitled to enter into transactions that may be considered to be competitive with, or a business opportunity that would be beneficial to, the Company, it being expressly understood that the Members may enter into transactions that are similar to the transactions into which the Company may enter.

            (b) No Member shall be deemed to have violated a duty or obligation to the Company merely because the Member's conduct furthers such Member's own interest. Any Member may lend money to and transact other business with the Company. The rights and obligations of a Member who lends money to or transacts business with the Company are the same as those of a person who is not a Member, subject to the Act or other applicable law. No transaction with the Company shall be voidable solely because a Member or an Affiliate of the Member has a direct or indirect interest in the transaction if (i) either the transaction is fair to the Company or (ii) the disinterested Members, in either case knowing the material facts of the transaction and the Member's interest, authorize, approve, or ratify the transaction.

                                   ARTICLE VII
                               MEETINGS OF MEMBERS

      Section 7.1 Meetings. Meetings of the Members may be called by the Managers or by any Member of the Company upon not less that seven (7) days nor more than thirty (30) days prior written Notice to each Member of the Company. Such notice shall set forth the time and place of the meeting and the purpose for which it is called. If no place for the meeting is designated, the place of meeting shall be the Principal Place of Business of the Company in the State of Delaware.

      Section 7.2 Manner of Acting. The affirmative vote or action of a Member or Members holding at least a Majority of the Membership Units of the Company shall be the vote or action of the Members, unless the vote or action of a greater or lesser proportion or number of the Members is otherwise required by the Act, by the Certificate or by this Operating Agreement. Unless otherwise expressly provided herein or required under applicable law, Members who have an interest (economic or otherwise) in the outcome of any particular matter upon which the Members vote may vote upon any such matter and their vote shall be counted in the determination of whether the requisite matter was approved by the Members. Any Member may participate in any meeting of the Members by means of a conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other, and participation in a meeting pursuant to this Section 7.2 shall constitute presence in person at such meeting.

      Section 7.3 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members may be taken without a meeting and without Notice if the action is evidenced by one or more written consents describing the action taken, signed by those Members or that Member having the requisite number of Membership Units required to take such action at a meeting of the Members and delivered to the Managers of the Company for inclusion in the minutes or for filing with the Company records. Action taken under this section is effective when the requisite number of Members entitled to vote have signed the consent, unless the consent specifies a different effective date. If an action by Members is taken without a meeting under this Section 7.3, Notice to the Members shall be considered waived, provided however, that if action is taken hereunder by less than all of the Members, Notice of such action shall be provided to the nonparticipating Members. Failure to provide the Notice described in the preceding sentence shall not invalidate or otherwise affect the validity of any action properly taken by the requisite number of Members.

      Section 7.4 Waiver of Notice. When any Notice is required to be given to any Member, a waiver thereof in writing signed by the person entitled to such Notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such Notice.

                                  ARTICLE VIII
                                 INDEMNIFICATION

      Section 8.1 Indemnification of Members, Managers, Etc. The Company shall indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, including appeals (including an action by or in the right of the Company), by reason of the fact that such Person is or was a Member, Manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a member, manager, director, officer, partner, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such claim, action, suit or proceeding if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding had no reasonable cause to believe such Person's conduct was unlawful. The termination of any claim, action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

      Section 8.2 Determination of Meeting Applicable Standard. Any Person entitled to indemnification under Section 8.1 of this Article VIII shall be deemed to have acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Company until such Person shall have been finally adjudged to have acted in bad faith and in a manner such Person reasonably believed to be against and not in the best interests of the Company.

      Section 8.3 Payment of Expenses in Advance of Disposition of Action. Expenses (including attorneys' fees) incurred in defending a civil or criminal claim, action, suit or proceeding shall be paid by the Company in advance of the final disposition of such claim, action, suit or proceeding upon receipt of an undertaking by or on behalf of the Member, Manager, officer, employee or agent to repay such amount if and to the extent that it shall be ultimately determined that such Person is not entitled to be indemnified by the Company as authorized in this Article VIII.

      Section 8.4 Non-Exclusivity of Article. The indemnification authorized in and provided by this Article VIII shall not be deemed exclusive of and shall be in addition to any other right to which those indemnified may be entitled under any statute, rule of law, provision of the certificate of formation, operating agreement, other agreement, vote or action of Members or by a Majority of the Managers, or otherwise, both as to actions in such Person's official capacity and as to actions in another capacity while holding such office, and shall continue as to a Person who has ceased to be a Member, Manager, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a Person.

      Section 8.5 Insurance. The Company may purchase and maintain insurance on behalf of any Person who is or was a Member, Manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a member, manager, director, officer, partner, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such Person incurred by such Person in any such capacity arising out of such Person's status as such, whether or not the Company is required or permitted to indemnify such Person against such liability under the provisions of this Article VIII or any statute.

                                   ARTICLE IX
                       CONTRIBUTIONS AND CAPITAL ACCOUNTS

      Section 9.1 Initial Capital Contributions. The Initial Capital Contribution of (and Membership Units allocated to) each Member, as of the date of this Agreement, is set forth on Exhibit A hereto. The Initial Capital Contribution (to the extent not previously paid) shall be paid by each Member upon execution of this Agreement in cash or its equivalent. The Initial Delayed Contribution of each Member (if any) is set forth on Exhibit B hereto and shall be paid by such Members contemporaneously with the closing of the transactions contemplated by that certain Asset Purchase Agreement to be executed by and among Oak Mountain Energy, L.L.C., Oak Mountain Energy Corporation and certain other parties. If no Closing occurs under the foregoing Asset Purchase Agreement, no Member shall have any obligation to make any Initial Delayed Contribution.

      Section 9.2 Additional Capital Contributions. In addition to the Initial Capital Contributions and the Initial Delayed Contributions of the Members, in the event a Member or Members holding at least a Majority of the Membership Units of the Company or the Managers determine that Additional Capital Contributions are reasonably necessary to facilitate the business needs of the Company, including, without limitation, to meet the Company's operating expenses, to fund the expansion of the Company's business, to acquire other businesses or business entities and to purchase any Property reasonably necessary for the operation of the Company, each Member shall be entitled, but not required, to make such Additional Capital Contribution on a basis pro rata to such Member's Membership Interest in the Company. Upon making such a determination, the Company shall give Notice to each Member in writing at least fifteen (15) days prior to the date on which the Additional Capital Contributions are due (the "Company Contribution Notice"). Such Company Contribution Notice shall set forth the amount of Additional Capital Contribution needed, the purpose for which the contribution is needed, and the date by which the Member must contribute such Additional Capital Contribution. Each Member who desires to make such Additional Contribution shall provide Notice (the "Member Contribution Notice") to the Company within fifteen (15) days of its receipt of the Company Contribution Notice. In the event that one or more of the Members fails to provide the Member Contribution Notice, the contributing Member or Members shall be entitled to make such Additional Capital Contribution on a basis pro rata to such Members' Membership Interest in the Company (calculated without taking into account the Membership Units of the non-contributing Members). Contributing Members shall be issued one additional Membership Unit for each $10.00 of Additional Capital contributed by such Member.

      Section 9.3 Maintenance of Capital Accounts. The Company shall establish and maintain Capital Accounts for each Member and Assignee.

            (a) To each Member's Capital Account there shall be credited: (i) such Member's Capital Contributions; (ii) such Member's distributive share of Net Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections 10.3 through 10.7 hereof, and (iii) the amount of any Company liabilities assumed by such Member or which are secured by any Property distributed to such Member.

            (b) To each Member's Capital Account there shall be debited: (i) the amount of cash and the Gross Asset Value of any Property distributed to such Member pursuant to any provision of this Agreement; (ii) such Member's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections 10.3 through 10.7 hereof, and (iii) the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company.

            (c) In the event all or a portion of a Membership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Membership Interest. This Section 9.3(c) shall not be interpreted as permitting the transfer of any Economic Interest, Membership Interest or Membership Unit that is otherwise prohibited under Article XII hereof.

            (d) In determining the amount of any liability for purposes of this
Section 9.3, there shall be taken into account Code ss. 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations ss. 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Managers shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Member), are computed in order to comply with such Regulations, the Managers may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Member pursuant to Section 14.4 hereof upon the dissolution of the Company. The Managers also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations ss. 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events (for example, the acquisition by the Company of oil or gas properties) might otherwise cause this Agreement not to comply with Regulations ss. 1.704-1(b).

      Section 9.4 Sale or Exchange of Interest. In the event of a sale or exchange of some or all of a Member's or Assignee's Economic Interest in the Company, the Capital Account of the transferring Member or Assignee shall become the Capital Account of the Assignee acquiring such Interest, to the extent it relates to the portion of the Economic Interest transferred.

      Section 9.5 Compliance with ss. 704(b) of the Code. The provisions of this
Article IX as they relate to the maintenance of Capital Amounts are intended, and shall be construed, and, if necessary, modified to cause the allocations of profits, losses, income, gain and credit pursuant to Article X to have substantial economic effect under the Regulations promulgated under ss. 704(b) of the Code, in light of the Distributions made pursuant to Articles X and XIV the Capital Contributions made pursuant to this Article IX. Notwithstanding anything herein to the contrary, this Operating Agreement shall not be construed as creating a deficit restoration obligation or otherwise personally obligate any Member to make a Capital Contribution in excess of the Initial Capital Contribution made by that Member.

                                    ARTICLE X
                          ALLOCATIONS AND DISTRIBUTIONS

      Section 10.1 Net Profits. Except as may be required by Sections 10.3 through 10.7 of this Article X, Net Profits shall be apportioned among the Members in the following order and amounts:

            (a) First, to and among the Members in amounts equal to the excess, if any, of (i) the cumulative Net Losses allocated to the Members pursuant to Section 10.2(c) hereof for all prior Fiscal Years, over (ii) the cumulative Net Profits allocated to the Members pursuant to this Section 10.1(a) for all prior Fiscal Years; and

            (b) The balance, if any, to and among the Members in proportion to the Membership Units each Member holds as of the first day of the Fiscal Year.

      Section 10.2 Net Losses.

            (a) Except as may be required by Sections 10.3 through 10.7 of this
      Article X, Net Losses shall be apportioned to and among the Members in proportion to the Membership Units each Member holds as of the first day of the Fiscal Year;

            (b) provided, however, that Net Losses shall not be allocated to any Member pursuant to Section 10.2(a) to the extent that such allocation would cause any Member to have an Adjusted Deficit at the end of such Fiscal Year, and

            (c) In the event some but not all of the Members would have Adjusted Deficits as a consequence of an allocation of Net Losses pursuant to
      Section 10.2(a), the limitation set forth in Section 10.2(b) shall be applied on a Member-by-Member basis so as to allocate the maximum permissible amount of Net Losses to each Member; and

            (d) provided further that the limitation set forth in Section 10.2(b) shall cease to apply at the point at which all Members' Capital Accounts (adjusted in accordance with Section 1.4 hereof) have been reduced to zero, and thenceforth Net Losses shall be allocated in accordance with Section 10.2(a) hereof.

            (e) Notwithstanding any other provisions of this Section 10.2, if the number of Membership Units held by any Member changes during the Fiscal Year, or if any Members are admitted during the Fiscal Year, the Net Profits and Net Losses otherwise to be allocated shall be consistent with Section 13.3.

      Section 10.3 Company Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain for a Fiscal Year, each Member must be allocated items of income and gain for that Fiscal Year (and, if necessary, subsequent Fiscal Years) equal to that Member's share of the net decrease in Company Minimum Gain. A Member's share of the net decrease in Company Minimum Gain is the amount of the total net decrease multiplied by the Member's percentage share of the Company Minimum Gain at the end of the immediately preceding Fiscal Year. A Member's share of any decrease in Company Minimum Gain resulting from a revaluation of Company Property equals the increase in the Member's Capital Account attributable to the revaluation to the extent the reduction in Company Minimum Gain is caused by the revaluation. A Member is not subject to this Company Minimum Gain chargeback requirement to the extent the Member's share of the net decrease in Company Minimum Gain is caused by a guarantee, refinancing, or other change in the debt instrument causing it to become partially or wholly a recourse liability or a Member Nonrecourse Liability, and the Member bears the economic risk of loss (within the meaning of ss. 1.752-2 of the Regulations) for the newly guaranteed, refinanced, or otherwise changed liability.

      Section 10.4 Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Members in proportion to the number of Membership Units held by each Member.

      Section 10.5 Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Fiscal Year shall be allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Liability to which such Member Nonrecourse Deductions are attributable in accordance with ss. 1.704-2(i) of the Regulations.

      Section 10.6 Member Minimum Gain Chargeback. If during a Fiscal Year there is a net decrease in Member Minimum Gain, any Member with a share of that Member Minimum Gain (as determined under ss. 1.704-2(i)(5) of the Regulations) as of the beginning of that Fiscal Year must be allocated items of income and gain for that Fiscal Year (and, if necessary, for succeeding Fiscal Years) equal to that Member's share of the net decrease in the Member Minimum Gain. A Member's share of the net decrease in Member Minimum Gain is determined in a manner consistent with the provisions of ss. 1.704-2(g)(2) of the Regulations. A Member is not subject to this Member Minimum Gain chargeback, however, to the extent the net decrease in Member Minimum Gain arises because the liability ceases to be Member Nonrecourse Liability due to a conversion, refinancing, or other change in the debt instrument that causes it to become partially or wholly a Company Nonrecourse Liability. The amount that would otherwise be subject to the Member Minimum Gain chargeback is added to the Member's share of Company Minimum Gain. In addition, rules consistent with those applicable to Company Minimum Gain and Company Minimum Gain chargeback shall be applied to determine the shares of Member Minimum Gain and

Member Minimum Gain chargeback to the extent provided under the Regulations issued pursuant to ss. 704(b) of the Code.

      Section 10.7 Qualified Income Offset. In the event any Member, in such capacity, unexpectedly receives an Offsettable Decrease, such Member will be allocated items of income and gain (consisting of a pro rata portion of each item of income and gain of the Company for the Fiscal Year) in an amount and manner sufficient to offset such Offsettable Decrease as quickly as possible. This Section 10.7 is intended to be in accordance with ss. 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

      Section 10.8 Curative Allocations. The allocations set forth in Sections
10.3 through 10.7 hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. To the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 10.8. Therefore, notwithstanding any other allocation provision (other than the Regulatory Allocations), the Managers shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner they may deem appropriate so that each Member's Capital Account balance shall be, to the maximum extent possible, equal to the Capital Account balance that each such Member would have had if the Regulatory Allocations had not been part of this Agreement, and all Company items were allocated pursuant to Sections 10.1 and 10.2 hereof. In exercising their discretion under this Section 10.8, the Managers shall consider future Regulatory Allocations under Section 10.3 that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections
10.4 and 10.5.

      Section 10.9 Tax Allocations: ss. 704(c) of the Code. In accordance with Code ss. 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.24(a) hereof). In the event the Gross Asset Value of any Company asset is adjusted pursuant to Section 1.24(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code ss. 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Managers in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.9 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profits, Net Losses, other items, or distributions pursuant to any provision of this Agreement.

      Section 10.10 Interim Distributions. From time to time, and subject to
Section 10.11 hereof, the Managers shall determine in their reasonable judgment to what extent, if any, the Company's cash on hand exceeds the current and anticipated needs for such moneys, including, without limitation, needs for operating expenses, debt service, acquisitions, reserves, and mandatory distributions, if any. To the extent such excess exists, a Majority of the Managers may make Distributions to the Members in proportion to each Member's Membership Units in the Company as of the date of such Distribution. An Interim Distribution shall be in cash or Property (which need not be distributed proportionately) or partly in both, as determined by the Managers. The Company shall distribute cash to the Members, to the extent not previously distributed during or with respect to a fiscal year, on or before ninety (90) days after the end of each fiscal year, in an amount equal to the federal and state taxes payable by the Members with respect to the income of the Company for the preceding fiscal year; for the foregoing purpose, the Members shall all be assumed to be subject to federal and state income tax at a combined effective rate of Thirty Four Percent (34%).

      Section 10.11 Limitations on Distributions.

            (a) No Distribution shall be declared and paid unless, after the Distribution is made, the Property of the Company is in excess of all liabilities of the Company and the Company has sufficient working capital as determined by the Managers, except liabilities to Members on account of their Capital Accounts.

            (b) No Distribution shall be made to a Member to the extent that such Distribution would cause such Member to have an Adjusted Deficit at the end of such Fiscal Year, provided that in the event some but not all of the Members would have Adjusted Deficits as a consequence of a Distribution, the limitation set forth in this Section 10.11(b) shall be applied on a Member-by-Member basis so as to permit the maximum permissible amount of Distributions to be made to each Member; and provided further that the limitation set forth in this Section 10.11(b) shall cease to apply at the point at which all Members' Capital Accounts (adjusted in accordance with Section 1.4 hereof) have been reduced to zero, and thenceforth Distributions may be made in accordance with Section 10.10.

                                   ARTICLE XI
                               CERTAIN TAX MATTERS

      Section 11.1 Elections. The Managers may make any tax elections for the Company allowed under the Code or the tax laws of any Taxing Jurisdiction.

      Section 11.2 Taxes of Taxing Jurisdictions. To the extent that the laws of any Taxing Jurisdiction so require, each Member requested to do so by the Managers will submit an agreement indicating that the Member will make timely income tax payments to the Taxing Jurisdiction and that the Member accepts personal jurisdiction of the Taxing Jurisdiction with regard to the collection of income taxes attributable to the Member's income, and interest and penalties assessed on such income. If the Member fails to provide such agreement, the Company may withhold and pay over to such Taxing Jurisdiction the amount of tax penalties and interest determined under the laws of the Taxing Jurisdiction with respect to such income. Any such payments with respect to the income of a Member shall be treated as a distribution for purposes of Article X. The Managers may, where permitted by the rules of any Taxing Jurisdiction, file a composite, combined or aggregate tax return reflecting the income of the Company and pay the tax, interest and penalties of some or all of the Members on such income to the Taxing Jurisdiction, in which case the Company shall inform the Members of the amount of such tax interest and penalties so paid.

      Section 11.3 Tax Matters Partner. Simba Group is hereby designated as the "Tax Matters Partner" of the Company, as such term is defined by ss. 6231(a)(7) of the Code. The Tax Matters Partner shall: (i) notify each Member of all administrative and judicial proceedings for the adjustment of Company items and shall periodically report to the Members on the status of such proceedings; (ii) cause to be prepared and filed Company tax returns and tax elections and determinations as are necessary, appropriate or desirable; (iii) use its best efforts to deliver to each Person who was a Member of the Company at any time during a Fiscal Year a copy of the Company's proposed federal income tax return for such Fiscal Year at least 30 days prior to the due date (with extensions) for filing such return; (iv) provide each Member with a copy of such return and Schedule K-1 as filed. Each Member shall notify the Tax Matters Partner of its intention to file a federal income tax return that is inconsistent with the information or amounts included on the Member's Form K-1 or other forms or attachments to the Company's U.S. Partnership Return of Income (Form 1065). The Members shall provide the Tax Matters Partner with a copy of any Form 8082 filed by the Member with respect to the Company's items. The Tax Matters Partner shall take such action as may be necessary to cause each Member (other than a Member who acts as the Tax Matters Partner) to become a notice partner within the meaning of ss. 6223 of the Code. No Member who is designated Tax Matters Partner may take any action contemplated by ss.ss. 6222 through 6232 of the Code without the consent of a Member or Members holding at least a Majority of the Membership Units of the Company.

      Section 11.4 Method of Accounting. The records of the Company shall be maintained on the method of accounting chosen by a Majority of the Managers.

                                   ARTICLE XII
                         DISPOSITION OF MEMBERSHIP UNITS

      Section 12.1 Limitations. An Assignee of a Membership Unit under this
Article XII shall have only those rights of an Assignee as described more fully in Section 13.1 hereof and shall have no right to become a Member of the Company or to participate in the management of the business and affairs of the Company unless such Assignee is admitted as a Substitute Member in accordance with
Section 12.3(c) or Section 13.2 of this Operating Agreement.

      Section 12.2 Consent, Etc. No Member or Assignee may Dispose of all or a portion of such Member's or Assignee's Membership Units, unless:

            (a) Prior to the Disposition, the Company receives, unless waived by the Members in writing, an opinion of counsel satisfactory to Members holding at least a Majority of the Membership Units of the Company (which determination of a majority shall include the Membership Units held by, and the consent or vote of, the transferring Member) that: (i) such Disposition is not subject to an effective registration under, or exempt from the registration requirements of, the applicable state and federal securities laws, and (ii) such Disposition, alone or when combined with other transactions, would not result in a termination of the Company within the meaning of ss. 708 of the Code (unless the Member disposing of its Membership Units agrees to indemnify the Company and the other Members for any adverse consequences of such termination);

            (b) Prior to the Disposition, the Company receives from the transferee the information and agreements that the Members may reasonably require, including, but not limited to, any taxpayer identification number and any agreement that may be required by the Taxing Jurisdiction; and

            (c) The transferring Member or Assignee shall either:

                    (i) First obtain the written consent to such Disposition of a Member or Members holding at least a Majority of the Membership Units of the Company (which determination of a majority shall include the Membership Units held by, and the consent or vote of, the transferring Member); or

                    (ii) Comply with the provisions of Section 12.3 below.

      Section 12.3 Permitted Sales by the Member. (a) In the event a Member shall have received and wishes to accept a bona fide offer to sell or assign all or any portion of its Membership Units, but has not received the prior written consent referred to in Section 12.2 above (other than a transfer to an Affiliate of such Member under Section 12.6, or, subject to subsection (b) below, as collateral under a financing arrangement), such Member may sell the same only after offering it to the other Member in the following manner:

                    (i) The Member desiring to sell shall serve Notice to the other, stating that it has received a bona fide offer for the sale of its Membership Units, and setting forth the following information:

                        (A)   the portion of its Membership Units to be sold,

                        (B) the name and address and business or occupation of
            the Person offering to purchase such Membership Units, and

                        (C) the sales price and terms and conditions of such
            sale.

Such Notice shall also contain an offer by the transferring Member to sell such Membership Units to the other Member at the price and under the terms offered by such bona fide offeror.

                    (ii) For a period of thirty (30) days after the receipt of such Notice, the non-transferring Member shall have the option to purchase all of the Membership Units so offered.

                    (iii) In the event the non-transferring Member shall exercise its option to purchase all of the Membership Units offered in the Company under this Section 12.3(a), the Member exercising such option to purchase shall designate the time, date and place of closing; provided, however, that the date of closing shall be within ninety (90) days of the date that the Member provides Notice to the transferring Member of is election to purchase such transferring Member's Membership Units.

            (b) Any assignment of a Membership Unit as Collateral as contemplated in Section 12.3(a) above shall first require the party to whom such Membership Unit is pledged to agree that the foreclosure or other seizure of such Membership Unit shall constitute a transfer giving rise to the right of first refusal described in Section 12.3(a), and the foreclosing party shall give the Member entitled to such right the opportunity to exercise the right of first refusal immediately following the foreclosure or other seizure in accordance with the time frames set forth in Section 12.3(a), with the time frames beginning on the date such Member received written notice of the foreclosure from the foreclosing party.

            (c) In the event that the Member does not exercise its option made under Section 12.3(a) to purchase, as provided herein, the transferring Member shall be free to transfer such Member's Membership Units to the Person named in the aforesaid Notice at the price and upon the terms and conditions set forth in such Notice, and such Person shall be deemed to have been admitted as a Substitute Member in accordance with Article XIII; provided, however, that such Disposition shall be made within ninety (90) days following the termination of the Member's option to purchase such Membership Units. If such Disposition is not consummated within said ninety (90) day period, the provisions of this
Section 12.3 shall again be applicable to the Member's Membership Units with respect to which the Member had received a bona fide offer.

      Section 12.4 Transfer Upon Dissociation of a Member. In the event a Member shall Dissociate as a Member of the Company for any reason, then the Company shall have the option to purchase (exercisable within twelve months after such event of Dissociation), and the Dissociated Member shall be obligated to sell to the Company, all of such Member's Membership Units in the Company. The purchase price to be paid by the Company for such Membership Units shall be determined and paid in accordance with the provisions of Section 12.5 below.

      Section 12.5 Purchase Price. The purchase price of a Membership Unit to be purchased in accordance with the provisions of Sections 12.4 above shall be determined as follows:

            (a) The purchase price of each Membership Unit purchased pursuant to
Section 12.4 shall be determined as of the last day of the month preceding the month during which the event giving rise to the purchase obligation, and shall be the amount that would have been distributed to such Member with respect to the Membership Interest to be purchased hereunder, in liquidation of the Company pursuant to Section 14.4 hereof as if (i) all of the Property of the Company had been sold for its fair market value (as determined in accordance with Section 12.5(b) below), (ii) the Company paid its accrued but unpaid liabilities and established reserves pursuant to Article XIV hereof for the payment of reasonably anticipated contingent or unknown liabilities, (iii) all allocations and distributions called for by this Agreement through the date of such determination were taken into account, and (iv) the Company distributed the remaining proceeds to the Members in liquidation, all as of such day.

            (b) The determination of the purchase price under this Section 12.5 shall be determined as follows: (1) for the first thirty (30) days following the exercise of an option to purchase or following the date of that the obligation to purchase arises, the Company (acting without any input from any Managers appointed by a transferring Member) and the transferring Member shall negotiate in good faith regarding the purchase price for the Membership Units being transferred; (2) in the event that the Company and the transferring Member are unable to agree on a purchase price within such thirty (30) day period, the transferring Member and the Company shall, within fifteen (15) days after expiration of such thirty (30) day period, select and agree upon an Appraiser to determine such purchase price, and the appraisal of such Appraiser shall be binding on the parties; and (3) in the event that the Company and the transferring Member are unable to agree upon an Appraiser, (i) the Company and the transferring Member shall each appoint within ten (10) days after the expiration of the aforementioned thirty (30) and fifteen (15) day periods an Appraiser, and such Appraisers shall promptly appoint a third Appraiser, (ii) each of such three Appraisers shall perform a separate appraisal of the Company, and (iii) the average of the two closest appraisals from such three Appraisers shall be the purchase price and shall be binding upon the parties.

            (c) The purchase price due under this Section 12.5 shall be paid in the following manner:

                    (i) There shall first be credited against such purchase price the amount of any indebtedness due and payable to the Company by such Member.

                    (ii) There shall next be credited the amount of any expenses or damages incurred by the Company as a result of Dissociation.

                    (iii) The balance of the purchase price shall be payable at closing which shall occur within thirty (30) days following the latter of the final determination of the purchase price or the exercise of the Company's option to purchase; provided, however, upon the election of the Company, the balance of the purchase price shall be payable in three (3) equal annual installments, with interest at the then current prime rate quoted in the Wall Street Journal plus two (2) percentage points, the first installment of which shall be due within thirty (30) days following the latter of the final determination of the purchase price or the exercise of the Company's option to purchase and the second and third installments shall be due within one year and two years, respectively, following the due date of the first installment. Such installment obligation shall be evidenced by a negotiable promissory note of the Company, and shall be secured by a pledge of such Membership Units transferred to the Company.

      Section 12.6 Certain Additional Permitted Transfers of Membership Units by Members. Notwithstanding the provisions of Article XII and Article XIII, each Member shall be entitled to Dispose all of its Membership Units to an Affiliate of such Member, without giving rise to any rights of first refusals, options or consent-requirements, and, upon effectiveness of such transfer, such Affiliated transferee of a Member shall succeed to all of the rights and obligations (including voting and other governance rights) of the transferring Member and shall be admitted as a Substitute Member of the Company, without any further action on the part of the Members or the Company and all references to such transferring Member contained in this Operating Agreement shall automatically apply to the Member's Affiliated transferee; provided, however, that if any such transfer or assignment shall result in a termination of the Company within the meaning of ss. 708 of the Code, the Member shall indemnify the Company and the other Members for any adverse consequences of such termination.

      Section 12.7 Certain Limitations on Transfers of Capital Stock. Each member hereby agrees that it shall not permit any transfer or issuance of its capital stock or the transfer or issuance of the capital stock of any direct or indirect parent corporation of such Member (other than to an Affiliate of either Member, and with respect to Simba Group and its Affiliates, the entities listed on Exhibit "C" attached hereto), without the prior written consent of the other Member; provided, however, such consent shall not be required if the fair market value of the Membership Units in the Company owned by such Member does not directly or indirectly make up greater than Ninety Percent (90%) of the fair market value of the total assets of such Member or direct or indirect parent corporation. The fair market value of such Membership Units and total assets shall be determined by an Appraiser or Appraisers selected by the Members using a procedure similar to that procedure for selecting Appraisers set forth in
Section 12.5(b)(2) and (3).

                                  ARTICLE XIII
                  ADMISSION OF ASSIGNEES AND ADDITIONAL MEMBERS

      Section 13.1 Rights of Assignees. Notwithstanding anything to the contrary contained in this Operating Agreement (other than pursuant to Section 12.6 hereof), the only rights, if any, which an Assignee of a Member shall have are those rights associated with the Economic Interest received and such Assignee shall not receive any right to participate in the management of the business and affairs of the Company or to become a Member; provided, however, that in the event an Assignee is an existing Member of the Company, such Assignee shall receive all rights to participate in the management of the business and affairs of the Company incident to the transferred Membership or Economic Interest. An Assignee is only entitled to receive the Distributions and return of capital, and to be allocated the Net Profits and Net Losses attributable to a transferred Membership Economic Interest.

      Section 13.2 Admission of Substitute Members. Except as set forth in
Section 12.3(c), an Assignee of a Membership Unit shall be admitted as a Substitute Member and entitled to all the rights of the Member who initially assigned the Membership Units only with the written approval of the other Members (i.e., the non-transferring Members) holding at least a Majority of the remaining Membership Units. The Members may grant or withhold the approval of such admission in their sole and absolute discretion. If so admitted, the Substitute Member has all the rights and powers and is subject to all the restrictions and liabilities of the Member originally assigning the Membership Units. The admission of a Substitute Member, without more, shall not release the Member originally assigning the Membership Units from any liability to the Company that may have existed prior to the approval.

      Section 13.3 Admission of Additional Members. From the date of formation of the Company, any Person acceptable to a Member or Members holding at least a Majority of the Membership Units of the Company, as reflected by the written approval of such Member or Members, may become Additional Members of the Company for such consideration as such Members shall determine, subject to the terms and conditions of this Operating Agreement. No Additional Member shall be entitled to any retroactive allocation of income, gain, loss, deduction or credit by the Company. The Members may, at their option, at the time the Additional Member is admitted, close the Company's books (as though the Company's Fiscal Year had ended) or make pro rata allocations of income, gain, loss, deduction or credit to the Additional Member for that portion of the Company's Fiscal Year in which the Member was admitted in accordance with the provisions of ss. 706(d) of the Code and the Regulations promulgated thereunder. Upon admission of an Additional Member, this Operating Agreement shall be amended in order to reflect such additional Member's Membership Units in the Company.

                                   ARTICLE XIV
                    DISSOCIATION, DISSOLUTION AND WINDING UP

      Section 14.1 Dissociation. A Person shall cease to be a Member upon the happening of any of the following Dissociation Events:

            (a) the withdrawal of a Member with the consent of the other Members holding at least a Majority of the remaining Membership Units;

            (b) upon the Managers' receipt of notice with respect to a Member who:

                    (i) makes an assignment for the benefit of creditors;

                    (ii) files a voluntary petition in bankruptcy;

                    (iii) files a petition or answer seeking for the Member any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation:

                    (iv) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in any proceeding in the nature of the proceedings listed in (iii); or

                    (v) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Member of all or any substantial part of the Member's properties:

            (c) in the case of a Member who is a natural person, the death of the Member or the entry of an order by a court of competent jurisdiction adjudicating the Member incompetent to manage the Member's person or property.

      Section 14.2 Rights of Dissociating Member. In the event a Member Dissociates from the Company and such Dissociation causes a dissolution and winding up of the Company under this Article, the Member shall be entitled to participate in the winding up of the Company to the same extent as any other Member except that any Distributions to which the Member would have been entitled shall be reduced by damages sustained by the Company as a result of the Dissolution and winding up.

      Section 14.3 Dissolution. The Company shall be dissolved and its affairs wound up prior to such date, upon the first to occur of the following events (which, unless the Members agree to continue the business, shall constitute Dissolution Events):

            (a) the written consent of a Member or Members holding at least a Majority of the Super-Membership Units of the Company;

            (b) the Dissociation of any Member as provided in Section 14.1 of this Article, unless (i) there are at least two remaining Members or at least one remaining Member and an Additional Member or Substitute Member is admitted in accordance with Article XIII hereof and (ii) the legal existence and business of the Company is continued with the consent of a Member or Members holding at a Majority of the Membership Units within 90 days after such Dissociation.

            (c) the merger of the Company and the Company is not the successor limited liability company in such merger or the consolidation of the Company with one or more limited liability companies or other entities.

            (d) The entry of a final decree of dissolution of the Company by a court of competent jurisdiction.

            (e) On February 18, 2027, unless the business of the Company is continued with the vote, consent or action of a Member or Members holding at least a Majority of the Membership Units within ninety (90) days after such date.

      Section 14.4 Distribution of Assets on Dissolution. Upon the winding up of the Company, Company Property shall be distributed in the following order:

            (a) to creditors, including Members who are creditors, to the extent permitted by law, in satisfaction of Company liabilities;

            (b) to Members in accordance with positive Capital Account balances taking into account all allocations, contributions, distributions, and Capital Account adjustments for the Company's Fiscal Year in which the liquidation occurs. Liquidation proceeds shall be paid within 60 days of the end of the Company's Fiscal Year or, if later, within 90 days after the date of liquidation. Such distributions shall be in cash or property (which need not be distributed proportionately) or partly in both, as determined by a Majority of the Managers.

      Section 14.5 Winding Up and Certificate of Cancellation. The winding up of the Company shall be completed when all debts, liabilities, and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining Property of the Company has been distributed to the Members. Upon the completion of winding up of the Company, certificate of cancellation shall be delivered to the Secretary of State. The certificate of cancellation shall set forth such information as is required by the Act.

      Section 14.6 Effect of Dissolution. Upon dissolution, the Company shall cease carrying on, as distinguished from the winding up of, the Company business, but the Company is not terminated, but continues until the winding up of the affairs of the Company is completed and a certificate of dissolution with respect to the Company, or the equivalent, has been issued by the Secretary of State.

                                   ARTICLE XV
                                    AMENDMENT

      Section 15.1 Operating Agreement May Be Modified. This Operating Agreement may be modified as provided in this Article XV (as the same may from time to time be amended). No Member or Manager shall have any vested rights in this Operating Agreement.

      Section 15.2 Amendment or Modification of Operating Agreement. This Operating Agreement may be amended or modified from time to time only by a written instrument adopted by a Member or Members holding at least a Majority of the Membership Units of the Company; provided, however that the unanimous consent or approval of the Members shall be required in order to make an amendment affecting how distributions and allocations under Article X or Article XIV will be made to the Members, an amendment affecting the rights or obligations of the Members with respect to Additional Capital Contributions or an amendment affecting the right of a member to transfer its Membership Units or the purchase price payable for Membership Units under Article XII.

                                   ARTICLE XVI
                            MISCELLANEOUS PROVISIONS

      Section 16.1 Entire Agreement. This Operating Agreement constitutes the entire agreement among the parties. No party shall be bound by any terms, conditions, statements or representations, oral or written, not herein contained. Each party hereby acknowledges that in executing this Operating Agreement, such party has not been induced, persuaded or motivated by any promise or representation made by any other party, unless expressly set forth herein. All previous negotiations, statements and preliminary instruments by the parties or their representatives are merged in this Operating Agreement.

      Section 16.2 Rights of Creditors and Third Parties. This Operating Agreement is entered into by and among the Members for the exclusive benefit of the Company, its Members, and their successors and assignees. This Operating Agreement is expressly not intended for the benefit of any creditor of the Company or any other Person. Except and only to the extent provided by the Act or other applicable statute, no such creditor or third party shall have any rights under this Operating Agreement or any agreement between the Company and any Member with respect to any Capital Contribution or otherwise.

      Section 16.3 Changes in Applicable Law. In the event that any covenant, condition, or other provision contained in this Agreement, or any part of the business of the Company (whether or not conducted by the Company) is determined to be invalid, void or illegal, the Members shall amend this Agreement, any other affected agreements, and/or the manner in which the business of the Company is conducted to comply with such laws. For purposes of this Section 16.3, a good faith determination of illegality by a Member based on an opinion of counsel shall be sufficient to trigger the application of this Section. Any decisions regarding the manner in which such illegality will be addressed shall require the agreement of all of the Members.

      Section 16.4 Interpretation. For and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members executing this Operating Agreement hereby agree to the terms and conditions contained herein, as it may from time to time be amended according to its terms. It is the express intention of the Members that this Operating Agreement and the Certificate shall be the sole source of agreement of the parties, and, except to the extent a provision of the Operating Agreement expressly incorporates Federal income tax rules by reference to sections (ss.ss.) of the Code or Regulations or is expressly prohibited or ineffective under the Act, the Operating Agreement shall govern, even when inconsistent with, or different than, the provisions of the Act or any other law or rule. To the extent any provision of this Operating Agreement is prohibited or ineffective under the Act, the Operating Agreement shall be considered amended to the smallest degree possible in order to make the agreement effective under the Act. In the event the Act is subsequently amended or interpreted in such a way to make any provision of this Operating Agreement that was formerly invalid valid, such provision shall be considered to be valid from the effective date of such interpretation or amendment.

      Section 16.5 Governing Law. This Operating Agreement, and the application or interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Delaware, and specifically the Act, applied without respect to any conflicts-of-law principles.

      Section 16.6 Execution of Additional Instruments. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations.

      Section 16.7 Construction of Terms. Whenever used in this Agreement and when required by the context, the singular number shall include the plural and the plural the singular. Pronouns of one gender shall include all genders.

      Section 16.8 Captions. The captions as to contents of particular articles, sections or paragraphs contained in this Operating Agreement and the table of contents hereto are inserted for convenience and are in no way to be construed as part of this Operating Agreement or as a limitation on the scope of the particular articles, sections or paragraphs to which they refer.

      Section 16.9 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any agreement or condition of this Operating Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

      Section 16.10 Rights and Remedies Cumulative. The rights and remedies provided by this Operating Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

      Section 16.11 Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Operating Agreement, their respective heirs, legal representatives, successors and assigns.

      Section 16.12 Counterparts. This Operating Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      Section 16.13 Certain Disputes Between Kiewit Alabama and Simba Group.

      (a) In any matter requiring the agreement or action of the Managers, or a vote of Kiewit Alabama and Simba Group as Members of the Company, Kiewit Alabama and Simba Group shall, and shall cause their respectively appointed Managers to use their best efforts, in good faith, to resolve any dispute or disagreement with respect thereto.

      (b) In the event the Managers in good faith are unable to reach such agreement on any matter requiring their approval under this Agreement, or (ii) Kiewit Alabama and Simba Group are unable to reach agreement on any matter requiring their vote as Members of the Company, in either instance, upon notice by either party to the other, the matter shall be referred to resolution by the President of Kiewit Construction Group, Inc. and the President of Anker Coal Group, Inc.

      (c) In the event that the President of Kiewit Construction Group, Inc. and the President of Anker Coal Group, Inc. are unable to resolve such dispute in good faith within thirty (30) days after the same has been referred to them for resolution, either Kiewit Alabama or Simba Group (the "Offeror") may deliver an offer (the "Purchase/Sell Offer") to the other party (the "Offeree"), which irrevocably offers to either (i) sell to the Offeree all of the Offeror's Membership Units, or (ii) purchase from the Offeree all of the Offeree"s Membership Units, in each case for a per Membership Unit price selected by the Offeror and set forth in the Purchase/Sale Offer.

      (d) An Offeree must accept one of the offers set forth in the Purchase/Sale Offer by delivering a written acceptance ("Acceptance") to the Offeror within thirty (30) days after receipt of the Purchase/Sale Offer. An Acceptance must irrevocably elect to either (i) purchase from the Offeror all of the Membership Units held by the Offeror, or (ii) sell to the Offeror all of the Membership Units held by the Offeree, in each case, at the per Membership Unit purchase price set forth in the Purchase/Sale Offer. Failure to deliver an Acceptance within such thirty (30) day period shall be deemed an election by the Offeree to sell its Membership Units to the Offeror at the per Membership Unit purchase price set forth in the Purchase/Sale Offer. Upon delivery of the Acceptance, or expiration of the thirty (30) day period without delivery of the Acceptance, as the case may be, Kiewit Alabama and Simba Group will become obligated to purchase and sell, as the case may be, the Membership Units at the per Membership Unit purchase price specified in the Purchase/Sale Offer. The closing date for the purchase and sale of Membership Units shall be as specified in the Acceptance; provided, however, that such closing date shall not be less than sixty (60) nor more than one hundred twenty (120) days after the delivery to the Offeror of the Acceptance. If no such closing date is specified in the Acceptance or if no Acceptance is delivered within the thirty (30) day period, the closing date shall be ninety (90) days after the date of delivery of the Purchase/Sale Notice.

      (e) The purchase price payable pursuant to paragraph (d) above shall be paid by the purchasing party in cash on the specified closing date.

            [The Remainder Of This Page Was Left Blank Intentionally]

            IN WITNESS WHEREOF, the parties hereto have executed this Operating Agreement as of the 20th day of February, 1997.

                              MEMBERS:


                              SIMBA GROUP, INC.


                              By: /s/ John J. Faltis
                                  --------------------------------
                              As Its: President
                                      ----------------------------

                              KIEWIT ALABAMA MINING COMPANY


                              By: /s/ Bruce Grewcock
                                  --------------------------------
                              As Its: President
                                      ----------------------------

                                    EXHIBIT A
                     Name, Address and Capital Contributions

Members                               Member Capital Contribution       Initial Membership Units
-------                             and Value as of Effective Time      ------------------------
                                    ------------------------------
Simba Group, Inc.                             $500.00                             50
2708 Cranberry Square
Morgantown West Virginia 26505

Kiewit Alabama Mining Company                 $500.00                             50
1000 Kiewit Plaza
Omaha, Nebraska 68131

                                    EXHIBIT B
                 Name, Address and Initial Delayed Contribution


                                                                     Additional
                                        Member Initial Delayed       Membership
Members                                 Contribution and Value          Units
-------                                 ----------------------          -----

Simba Group, Inc.                   $10,000,000.00, consisting of      1,000,000
2708 Cranberry Square               (i) the assignment of Simba
Morgantown, West Virginia 26505     Group's interests in the Third
                                    Amended and Restated Negotiable
                                    Promissory Note, dated January
                                    21, 1997, of Oak Mountain
                                    Energy Corporation to Zither
                                    Mining Company, Inc. in the
                                    principal amount of $8,000,000,
                                    as the same may be hereafter
                                    increased from time to time
                                    (the "Note") and (ii) an amount
                                    of cash equal to $10,000,000
                                    less (A) the principal amount
                                    of Simba Group's interest in
                                    the Note assigned to the
                                    Company under (i) above, (B)
                                    accrued but unpaid interest
                                    attributable to Simba Group's
                                    interest in the Note and (C)
                                    all expenses incurred by Oak
                                    Mountain Group, Inc., Simba
                                    Group, Inc., their respective
                                    parent corporations and their
                                    respective Affiliates in
                                    connection with the
                                    transactions contemplated by
                                    the Asset Purchase Agreement
                                    being executed
                                    contemporaneously herewith, up
                                    to a maximum of $439,000.

Kiewit Alabama Mining Company       $10,000,000.00, consisting of      1,000,000
1000 Kiewit Plaza                   (i) the assignment of Kiewit
Omaha, Nebraska 60131               Alabama's interests in the Note
                                    and (ii) an amount of cash
                                    equal to $10,000,000 less (A)
                                    the principal amount of Kiewit
                                    Alabama's interest in the Note
                                    assigned to the Company under
                                    (i) above and (B) accrued but
                                    unpaid interest attributable to
                                    Kiewit Alabama's interest in
                                    the Note.

                                    EXHIBIT C

JJF Group Limited Liability Company

PPK Group Limited Liability Company

Anker Holding B.V.

First Reserve Corporation

American Oil & Gas Investors, Limited Partnership

AMGO II, Limited Partnership

First Reserve Fund V, Limited Partnership

First Reserve Fund V-2, Limited Partnership

First Reserve Fund VI, Limited Partnership

First Reserve Fund VII, Limited Partnership


                                       31